UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    Form 8-K

                        PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

   For event reported as of February 26, 1999 Commission File Number 0-21114

                           DCC COMPACT CLASSICS, INC.
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             (exact name of registrant as specified in its charter)

              COLORADO                                  84-1046186
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    (State or other jurisdiction of        (I. R. S. Employer Identification
    incorporation of organization)                            Number)

           9301 Jordan Avenue, Suite 105, Chatsworth, California 91311
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                    (Address or principal executive offices)

                                 (818) 993-8822
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              (Registrant's telephone number, including area code)


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         Item 2. Disposition of Assets. Photo Dimensions, Inc., a North Carolina
corporation, and Photo Dimensions, Inc., a California corporation (collectively, "Seller") entered into that certain "Asset Purchase Agreement" (the "Agreement") with Foto Technology LLC, a Nevada limited liability company ("Purchaser"). Each Seller is a wholly owned subsidiary of the registrant. The three members of Purchaser are Carl Lobue ("Lobue"), Martin Cooper ("Cooper") and Marianne Younkheere ("Younkheere"). Lobue and Cooper are directors of Registrant. The Agreement is dated as of January 14, 1999 and the transaction under the Agreement had a closing date of February 26, 1999.

                  Description of Disposition of Assets - - Under the Agreement, Seller disposed of all of its assets, properties, rights, and interest, both tangible and intangible. The sale of the assets included all accounts receivable, inventory, equipment, machinery, furniture, contracts, and all patents, trademarks, tradenames, trade secrets, licenses, customer lists, and the like. The patents included the patents held by Seller on the single-use caption camera.

                  Consideration - - The purchase price paid by Purchaser was $630,000 and the assumption by Purchaser of certain of the trade obligations of Seller in the aggregate amount of approximately $361,400. The $630,000 purchase price was paid at the closing as follows: The registrant was duly indebted to Lobue, Cooper, and Younkheere in the amount, of $550,000, $30,000, and $50,000, respectively. Said debts were evidenced by separate promissory notes. Lobue, Cooper, and Younkheere each assigned their promissory notes to the Purchaser. The $630,000 outstanding aggregate principal balances plus accrued interest were then terminated, totally liquidated, and deemed discharged as of the date of closing. An analysis prepared by a third party consulting firm determined that the fair market value of the capital stock of Seller (after the cancellation of the intercompany payable to registrant from Seller of approximately $1,500,000), expressed on a controlling interest basis, did not exceed $630,000.

         Item 3. Bankruptcy. On March 12, 1999, the registrant voluntarily filed a Chapter 11 bankruptcy case in the United States Bankruptcy Court for the Central District of California. The case number is SV-99-13022-AG.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 DCC Compact Classics, Inc.
                                                 a Colorado corporation


Date:  April 5, 1999                             By: /s/ Marshall Blonstein
                                                     ----------------------
                                                        Marshall Blonstein
                                                 Its: President

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